MERCER INTERNATIONAL INC.

[Mercer Symbol]

NASDAQ - MERCS
EASDAQ - MERC

www.mercerinternational.com

MERCER INTERNATIONAL LTD.
MILESTONES

       1985            Present management acquired control
       1988            Iron Ore royalty stream
       1991            Property and Casualty Insurance
       1993            Dresden Papier - 7 paper mills
       1994            Rosenthal Sulphite Mill
       1996            Financial Assets spun off to shareholders as MFC
                       Bancorp Ltd.
       1998-9          Rosenthal conversion to 280,000 tpa Kraft Pulp
                       Conversion

MERCER SHARE PRICE RELATIONSHIP TO WORLD NBSK PRICES 1993-2000

[Graph showing Mercer share price ($US) compared to pulp price per tonne ($US) from 1993 to 2000]

PULP & PAPER OPERATIONS

[Map of Germany showing location of operations in Stendal, Rosenthal, Fahrbrucke, Hainberg and Heidenau]

OPERATIONS PROFILE

[Photograph of a digester at the Rosenthal mill]

OPERATIONS PROFILE


                                            Current Status
Rosenthal Kraft Pulp      280,000 tpa       Operating at Designed Capacity

Paper Operations          120,000 tpa       Rationalization

Stendal Pulp Project      550,000 tpa       25% interest
(Greenfield)
                                            Progressing on:
                                            -  Financing
                                            -  Permit amendments
                                            -  Other regulatory approvals

                                            Option to 51% interest

ROSENTHAL OFFICIAL OPENING - JUNE 2000

[Photograph of employees and guests at the official opening of the converted Rosenthal mill]

ROSENTHAL START-UP PERFORMANCE

[Graph showing ZPR actual operating rates as a percentage of capacity by month of full production after start-up versus reference mill operating rates]

ROSENTHAL

[Photograph of the Rosenthal mill]

ORIGINAL ASSUMPTIONS FOR ROSENTHAL CONVERSION


280,000 tpa                                      Pulp Price (US$)
                                         ---------------------------------
                                             520        600        700
                                         ---------------------------------
(in 000's)
Revenue . . . . . . . . . . . . . . . .    145,600    168,000    196,000
Wood cost . . . . . . . . . . . . . . .     48,533     48,533     48,533
Chemical cost . . . . . . . . . . . . .     12,444     12,444     12,444
Other manufacturing cost. . . . . . . .      6,690      6,690      6,690

Total variable cost . . . . . . . . . .     67,667     67,667     67,667

Overhead (admin, maintenance, etc.) . .     21,436     21,436     21,436

Depreciation. . . . . . . . . . . . . .     25,323     25,323     25,323

Finance cost. . . . . . . . . . . . . .     14,108     14,108     14,108

COMPARISON WITH ORIGINAL ASSUMPTIONS FOR ROSENTHAL


                                           Original
Cost per ADMT                             Assumption            Q2, 2000

Wood cost                                    173                   161
Chemical cost                                 44                    54
Energy                                         0                    20
                                       -----------------------------------
     Total variable cost                     217                   235

     Overhead, Labor, Maintenance            100                    95

Finance                                       50                    50
                                       -----------------------------------
     Cash cost inc. interest                 367                   380

Depreciation                                  90                    95
                                       -----------------------------------
     Total cost                              457                   475

ROSENTHAL TRADE ADVANTAGES IN EUROPEAN MARKETS

[Photograph of bales of Rosenthal pulp]

ROSENTHAL TRADE ADVANTAGES IN EUROPEAN MARKETS

-  All Other Suppliers

   -  Freight costs + Delivery time

-  North American Suppliers to Europe

   -  Lower Fibre Costs
   -  Language, Time Zones
   -  Smaller Delivery Lots
   -  Common Currency
   -  Local Customer Service

FUTURE DEMAND FOR BSKP

-  Since 1985 BSKP shipment have increased by 3% per annum

- Developing Countries are short of softwood tree species. More dependant on market BSKP than mills in North America and Europe

- Demand for market BSKP projected to grow 3% per annum to year 2013, an average increase of 650,000 tpa

- European demand will account for 35% of this growth, an average increase of 240,000 tpa

- Most of the growth in demand for BSKP will be for woodfree and mechanical printing papers and, to a lesser extent, cartonboards

Source NLK Associates - market study for Zellstoff Stendal Gmbh - Sept
2000

STENDAL SITE

[Photograph of future site of Stendal mill]

STENDAL PARTNERS

- Thyssen Rheinstahl Technik GmbH - A daughter company of ThyssenKrupp Material and Services, a part of the ThyssenKrupp group with 180,000 employees and annual sales of $32 billion

- Tessag Industrieanlagen GmbH - Part of Tessag Technische System and Services AG belonging to RWE group with 18,000 employees and annual sales of $2.5 billion

- AIG Altmark Industrie AG - The original sponsor of the project responsible for the site acquisition

- Mercer International Inc. - Shareholder and project sponsor since December 1999. Projected Stendal pulp mill operator

STENDAL PROJECT PULP QUALITY & MARKET PERSPECTIVES

- Lab & mill scale trials indicate softwood pulp quality of northern character, comparable to typical southern Scandinavian pulp.

- Pulp quality expected to be complementary to Rosenthal Kraft, with superior bulk and surface characteristics.

- Synergies with Rosenthal Kraft marketing & sales. Mercer would rank 9th place among world market BSKP producers.

STENDAL PROJECT PULP QUALITY & MARKET PERSPECTIVES (CON'T)

- World demand for market BSKP is set to increase by annually 650,000 tons for the next 13 years, while capacity will increase by an average of only 175,000 tons per annum.

-  European paper industry is seeking an alternative supply for TCF market
   BSKP.

- Little additional capacity is considered for 2002 - 2005, particularly in the area of northern softwood pulp producers.

CONFIRMED MARKET BSKP CAPACITY AFTER 1999


                                         Additional
      Country       Company           Capacity (000 tpa)       Date
       USA         Fort James                25              Feb 2000
      Sweden       Stora Enso                35            April 2000
      Canada         Canfor                 -40              End 2000
      Finland      Stora Enso                60              May 2001
      Norway       Sodra Cell                40                  2001
      Sweden        AssiDoman                15                  2001
       China     Shandong Rizhao             20              Mid 2001
      Finland     Metsa-Botnia              190              Mid 2001
-------------------------------------------------------------------------
       Total                                345

All NSBK except for Shandong Rizhao

PROJECTS MOST LIKELY TO IMPACT SUPPLY/DEMAND BALANCE UP TO 2005


                                                         Tonnes
                                 Start up        Hardwoods      Softwoods
Brazil       Aracruz              Q3-2002           700,000
               VCP                Q1-2003           400,000
             Cenibra              Q4-2002           200,000

Chile         CMPC                Q4-2005           525,000
             Arauco               Q3-2005           500,000

USA        Willamette             Q4-2003           350,000

Asia     April - Indonesia        2001-02         1,000,000

China - Thailand - Malaysia       Q2-2005               N/A

Europe   Basic Pulp Latvia        Q3-2005           200,000       400,000

         Mercer - Germany         Q2-2003                         550,000
                                                 ----------    ----------
                                                  3,875,000       950,000

SUPPLY/DEMAND BALANCE 2001 - 2005 INCL. ANNOUNCED PROJECTS

[Graph showing available announce capacity, available speculative capacity, capacity utilization and demand by percentage and million tonnes per quarter, respectively, from 1996 to 2005]

Source NLK Associates - market study for Zellstoff Stendal Gmbh -
September 2000

NBSK MARKET PULP PRICES

[Graph showing NBSK actual, real price in today's US$ and trend in US$ per tonnes from 1970 to 2000]

STENDAL PROJECT - PRE & POST FINANCIAL CLOSE SHAREHOLDER

[Pie charts showing Mercer International, TRT/ThyssenKrupp, Tessag INA and AIG Altmark with 24.98%, 32.16%, 32.16% and 10.7%, respectively, pre-financial close and showing Mercer International, TRT/ThyssenKrupp, Tessag INA and AIG Altmark with 50.1%, 21.39%, 21.39% and 7.12%, respectively, post-financial close]

STENDAL PROJECT FINANCE
SOURCES OF FUNDS AT FINANCIAL CLOSE

Under the current plan, Mercer would receive 51% of economic and voting rights of the project with a ? 40m equity contribution

[Pie chart showing limited recourse, guaranteed debt at Euro 520m, grants/subsidies at Euro 150m, other equity partners/mezzanine at Euro 40m, Mercer equity contribution at Euro 40m and original consortium contribution** at Euro 40m, with total funding at Euro 790m]

*   Not finalised:  Precise proportions may yet vary
**  Thyssen Rheinstahl, Tessag, AIG Altmark Industrie AG

STENDAL PULP MILL PROJECT KEY FEATURES

-  Planned Mill capacity:
   -  550,000 tpa Northern Bleached Softwood Kraft Pulp
   -  1,700 tpd MCR

-  ? 790 million preliminary capital cost

-  Permit for Optional Expansion up to 610,000 tpa under Application

-  Both ECF and TCF Fully Bleached Market Pulp (ISP 90 + & 88 respect.)

- State-of-the-art Technology based upon Rosenthal Project Experience, e.g. Low Chlorine Dioxide Charge ECF-bleaching. TCF-Bleaching based on Ozone or PAA.

-  Permit for 550,000 tpa TCF available, ECF-Permit under Application

-  Full State Government Commitment & Support

STENDAL WOOD SUPPLY

[Photograph of pulp log handler]

GERMAN FORESTS

[Map of German forests, showing locations of Berlin, Stendal and Rosenthal]

STENDAL FOREST RESOURCES

[Map of Northeastern German forests showing location of Zellstoff Stendal
GmbH]

STENDAL WOOD SUPPLY


Total Available Supply                                 Cubic meters

     Chips
        Existing sawmills                                 850,000
        New sawmills                                      350,000
        Small suppliers                                   150,000
        Beyond region                                     350,000
                                                       -----------
        Total chips                                     1,700,000

     Pulp logs                                          2,450,000
                                                       -----------
     Potential Total Available                          4,150,000

Stendal Requirements

     Production 550,000 ADMT Pulp x 5.3m3               2,915,000
                                                       -----------

     Excess Potential                                   1,235,000

MERCER TIMING ON ROSENTHAL
PROJECTED STENDAL START-UP

[Bar graph showing actual and forecast dollar price from 1973 to 2006 and indicating timing of Rosenthal acquisition, Kraft mill start-up and Stendal projected start-up]

Source NLK Associates - market study for Zellstoff Stendal Gmbh - Sept
2000

SAFE HARBOR

This presentation includes statements which constitute forward looking statements as provided for by the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places and include statements regarding the intent, belief, or current expectations of future operating performance. These statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from forecasted results. For a review of these risk factors, please refer to the company's filings with the SEC during the past 12 months.